THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
                                   PURSUANT TO
                        RULE 901 (d) OF REGULATIONS S-T.
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 21, 1999
                                (Date of Report)
                        (Date of earliest event reported)


                             JOHN WILEY & SONS, INC.
             (Exact name of registrant as specified in its charter)

                                    New York
                    (State or jurisdiction of incorporation)



0-11507                                      13-5593032
---------------------------------           -----------------------------------
Commission File Number                       IRS Employer Identification Number

605 Third Avenue, New York, NY               10158-0012
---------------------------------           -----------------------------------
Address of principal executive offices       Zip Code

Registrant's telephone number,              (212) 850-6000
including area code:                        -----------------------------------


                  This is the first page of a 3 page document.

Item 5.    Other Events

           On May 21, 1999, the Company entered into an agreement to purchase the Jossey-Bass Inc. publishing company from Pearson Education, Inc. for approximately $82 million in cash. Jossey-Bass publishes books and journals for professionals and executives, primarily in the areas of business, psychology and education/health management. Revenues were approximately $33 million in calendar year 1998.

           The acquisition is expected to close within sixty days, subject to a Hart Scott Rodino review.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits

           (c)    Exhibits

                    2.1 Stock Purchase Agreement dated as of May 21, 1999 between the Company and Pearson Education, Inc.

"Safe Harbor" Statement under the
Private Securities Litigation Reform Act of 1995

This report contains certain forward-looking statements concerning the Company's operations, performance and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company, and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the pace, acceptance, and level of investment in emerging new electronic technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the consolidation of the retail book trade market; (iv) the seasonal nature of the Company's educational business and the impact of the used book market; (v) the ability of the Company and its customers and suppliers to satisfactorily resolve the year 2000 and Euro issues in a timely manner; (vi) worldwide economic and political conditions; and
(vii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             John Wiley & Sons, Inc.

                                      /S/    Robert D. Wilder
                                             ----------------
                                             Robert D. Wilder
                                             Executive Vice President and
                                             Chief Financial Officer

Date:  May 26, 1999